EXHIBIT 32.1

   Certification  of Island Residences Club, Inc. pursuant to Section 906 of the
                          Sarbanes-Oxley  Act  of  2002
regarding  Quarterly Report on Form 10-QSB for the quarter ended August 31, 2005

Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Island Residences Club, Inc., a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB, Amendment No. 1, for the quarter ended August 31, 2005 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     March  23,  2006                        /s/Graham  J.  Bristow
           ----------  ----                        ----------------------
                                                 By:  Graham  J.  Bristow
                                              Title:  Chief  Executive  Officer

                                                   /s/ Bob  Bratadjaya
                                                   -------------------
                                               By:     Bob  Bratadjaya
                                            Title:     Chief Financial  Officer